UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 17, 2025

RAPID MICRO BIOSYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40592	20-8121647
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
25 Hartwell Avenue, Lexington, MA		02421
(Address of principal executive offices)		(Zip Code)
978-349-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RPID	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 17, 2025, Robert Spignesi, President and Chief Executive Officer of Rapid Micro Biosystems, Inc. issued a letter regarding a recently diagnosed medical condition. A copy of the letter is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Letter from Robert Spignesi, President and Chief Executive Officer of Rapid Micro Biosystems, Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID MICRO BIOSYSTEMS, INC.

Date: June 17, 2025	By:	/s/ Robert Spignesi
Robert Spignesi
President and Chief Executive Officer